U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Monthly Report
For
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

			For the month ended:	June 30, 2005

			Date Bankruptcy filed:	October 26, 2004

Debtor Names:		ATA Holdings Corp.	Case Numbers:	04-19866
		ATA Airlines, Inc.		04-19868
		Ambassadair Travel Club, Inc.		04-19869
		ATA Leisure Corp.		04-19870
		Amber Travel, Inc.		04-19871
		American Trans Air Execujet, Inc.		04-19872
		ATA Cargo, Inc.		04-19873
		Chicago Express Airlines, Inc.		04-19874

Previously Required Documents			ATTACHED	SUBMITTED

1.	Monthly Income Statement		X	X
(P&L1)
2.	Monthly Cash Flow Report		X	X
(CF1; 3 pages)
3.	Statement of Operations		X	X
(Oprept)
4.	Other reports/documents as		X	X
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

	By:	/s/ Wisty B. Malone	Dated:	July 29, 2005
(Name)
		Vice President and Controller / Treasurer	Debtor’s telephone number:	(317)-282-4000
(Title)

	Reports prepared by:	Wisty B. Malone,	Vice President and Controller / Treasurer
		(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended June 30, 2005

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?
* ATA and Southwest Airlines agreed to amend their codeshare agreement to postpone the deadline for a confirmed plan of reorganization from September 30, 2005 to December 31, 2005. The deadline is a current requirement for a seven year extension of the agreement.

* Chicago Express Airlines Inc. and CSC Investment Group executed an asset purchase agreement by which Chicago Express agreed to sell certain assets to CSC for $1.25 million.
* ATA retained Jefferies & Company, Inc., SkyWorks Capital LLC and SkyWorks Securities LLC to raise capital that will support the Company's exit from Chapter 11.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.
* ATA hired Subodh Karnik to the position of Senior Vice President and Chief Commercial Officer.
* The Company's cockpit crewmembers voted to extend pay and work-rule concessions for four additional months through September 30, 2005.
* ATA announced that it will begin codesharing on its flights from Las Vegas to Hawaii beginning August 4, 2005.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 6/30/2005, $10,011,626.
What amount of these receivables is considered uncollectible? $1,989,809.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	Chicago Express assets

b. date of sale:	06/20/05

c. sales price:	$1,250,000

d. net amount received:	$1,110,000

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Officer	$4,598	Salary
Eugene J Moebius	Related to Officer	$4,358	Salary
Gordon D Moebius	Related to Officer	$6,438	Salary
J George Mikelsons	Chairman, Chief Executive Officer & President	$42,863	Salary
Muriel M Mikelsons	Related to Officer	$3,265	Salary
James W Hlavacek	Vice Chairman	$24,231	Salary
William Dale Beal	Former Senior Vice President Operations	$6,663	Severance
Gilbert F Viets	Assistant to the Chairman	$22,638	Salary
John G Denison	Chief Executive Officer, ATA Airlines, Inc.	$21,808	Salary
John B Happ	Former Senior Vice President Marketing & Sales	$4,587	Severance
Subodh Karnick	Chief Commercial Officer and Senior Vice President	$20,769	Salary
BETACO		$32,525	Lease Related & Rent

7. Schedule insurance coverage.

	Type of Policy	Expiration Date

* Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.	Full Time	Part Time

a. Total number of employees
at beginning of this period, 5/31/05	4,349	360

b. Number hired during period.	18	14

c. Number terminated or resigned.	(71)	(19)

d. Total number of employees on
payroll at the end of this period.	4,296	355

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY CASH FLOW REPORT
for the month ended June 30, 2005
(Dollars in thousands)

June 30
2005
(Unaudited)
Operating activities:

Net income before reorganization expenses	8,145
Adjustments to reconcile net income before reorganization expenses to net cash (used in) operating activities:
Depreciation and amortization	2,474
Other non-cash items	554
Changes in operating assets and liabilities:
Receivables	(9,124)
Inventories	(2,253)
Prepaid expenses	(6,705)
Accounts payable	(544)
Air traffic liabilities	3,616
Liabilities subject to compromise	(2,854)
Accrued expenses	6,496
Net cash (used in) operating activities	(195)

Reorganization activities:
Reorganization items , net	(35,185)
Prepaid expenses	197
Liabilities subject to compromise	34,452
Accrued expenses	(622)
Impairment loss	(131)
Assets held for sale	1,250
Receivables	(140)
Other non-cash items	(438)
Net cash (used in) reorganization activities	(617)

Investing activities:
Capital expenditures	(1,547)
Noncurrent prepaid aircraft rent	8
Reductions to other assets	149
Proceeds from sales of property and equipment	504
Net cash (used in) investing activities	(886)

Financing activities:
Decrease in restricted cash	989
Net cash provided by financing activities	989

Decrease in cash and cash equivalents	(709)
Cash and cash equivalents, beginning of period	81,653
Cash and cash equivalents, end of period	80,944

Cash Flow Summary
Cash at 5/31/2005	81,653
Receipts	105,820
Disbursements	(106,529)
Cash at 6/30/2005	80,944

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by Aug 15, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
MONTHLY CASH FLOW REPORT
For the Month ended June 30, 2005

STATUS OF TAXES

	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$50	$1,934,213	$(1,934,263)	$(0)
FICA-employee and employer	1,033,537	2,670,217	(2,483,221)	1,220,533
unemployment	(1,064)	3,123	(3,415)	(1,356)
income	-	-	-	-
[1] excise tax on transportation	6,450,850	6,101,753	(5,702,940)	6,849,663
[2] passenger facility charges	1,620,001	1,657,666	(1,638,578)	1,639,089
3 US passenger security fee	1,259,552	1,306,272	(1,272,295)	1,293,529
[3] customs and immigration Fees	349,765	234,161	(1,805)	582,121
3 APHIS fees	177,045	110,785	-	287,830
APHIS by aircraft	21,000	10,080	-	31,080

a. subtotal	$10,910,736	$14,028,270	$(13,036,517)	$11,902,489

STATE & LOCAL

withholding	$(4,301)	$536,834	$(536,772)	$(4,239)
sales/use tax	300,945	19,978	(29)	320,894
unemployment	53,216	44,954	(56,081)	42,089
income	-	-	-	-
other real property	632,094	58,834	106	691,034
personal property	2,378,932	385,996	(310)	2,764,618

b.subtotal	$3,360,886	$1,046,596	$(593,086)	$3,814,396

FOREIGN
c.subtotal	$3,025,539	$470,036	$(884,341)	$2,611,234

TOTAL TAXES PAID-from a., b.& c. above			$(14,513,944)

Explain the reason for any past due post-petition taxes:		N/A

[1] Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled
"IRS Trust Tax Funds."

[2] Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
AGING SCHEDULES FOR PAYABLES

for the month ended June 30, 2005

	Current ( 0-30 days )	31-60 days	61-90 days	91 & over	Total
Accounts Payable[1]

Post-Petition only	$3,289,063	$680,580	$285,768	$154,400	$4,409,810

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$-

ATA Airlines, Inc.	104,975,537

Ambassadair Travel Club, Inc.	1,186,490
-
ATA Leisure Corp.

Amber Travel, Inc.	14,387

American Trans Air Execujet, Inc.	71,578

ATA Cargo, Inc.	209,014

Chicago Express Airlines, Inc.	71,514

Total	$106,528,519

[1] Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY INCOME STATEMENT
for the month ended June 30, 2005
(Dollars in thousands, except per share data)

	June 30,	2005
	2005	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$62,666	$331,017
Charter	32,585	218,965
Ground package	1,342	8,851
Other	3,378	20,311
Total operating revenues	99,971	579,144

Operating expenses:
Salaries, wages and benefits	21,698	160,103
Fuel and oil	26,918	161,343
Aircraft rentals	12,500	82,818
Handling, landing and navigation fees	7,762	52,153
Aircraft maintenance, materials and repairs	2,255	24,127
Crew and other employee travel	3,362	23,382
Depreciation and amortization	2,474	20,822
Passenger service	2,773	19,198
Other selling expenses	2,731	15,282
Commissions	2,034	14,333
Facilities and other rentals	1,835	12,640
Insurance	(200)	7,862
Ground package cost	1,073	7,328
Advertising	644	6,084
Aircraft impairments and retirements	0	403
Other	3,874	28,593
Total operating expenses	91,733	636,471

Operating loss	8,238	(57,327)

Other income (expense):
Interest income	289	1,104
Interest expense	(511)	(3,182)
Reorganization expenses	(35,185)	(357,825)
Other	129	(251)
Other expense	(35,278)	(360,154)

Loss before income taxes	(27,040)	(417,481)

Income taxes	-	-
Net loss	(27,040)	(417,481)

Preferred stock dividends	-	-
Loss available to common shareholders	$(27,040)	$(417,481)

Basic earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(2.29)	$(35.31)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(2.29)	$(35.31)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by Aug 15, 2005.

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY BALANCE SHEET

for the month ended June 30, 2005
(Dollars in thousands)

June 30
2005
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$80,944
Receivables, net of allowance for doubtful accounts
(2005 - $3,532; 2004 - $2,608)	136,171
Inventories, net	36,317
Assets held for sale	2,000
Prepaid expenses and other current assets	38,065
Total current assets	293,497

Property and equipment:
Flight equipment	174,035
Facilities and ground equipment	142,159
316,194
Accumulated depreciation	(170,850)
145,344

Restricted cash	31,072
Goodwill	6,987
Prepaid aircraft rent	179
Investment in BATA	6,005
Deposits and other assets	25,272

Total assets	$508,356

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short-term debt	41,000
Accounts payable	4,410
Air traffic liabilities	89,714
Accrued expenses	131,763
Total current liabilities	266,887

Deferred items	32,817

Liabilities subject to compromise	1,516,689

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	-
Common stock, without par value; authorized 30,000,000 shares;
issued 13,535,727 - 2005 and 2004	66,013
Treasury stock; 1,711,440 shares - 2005 and 2004	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(1,397,438)
Total shareholders' deficit	(1,338,037)

Total liabilities and shareholders' deficit	$508,356

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by August 15, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in June 2005

	Amount	Cleared Date

Akin , Gump, Strauss, Hauer & Feld LLP	$206,523	7/9/05

Baker & Daniels	449,374	7/9/05

BMC	235,045	7/30/05

Ernst & Young	148,104	7/21/05

Huron Consulting	144,093	7/15/05

Lazard Freres & Co.	204,107	7/22/05

Ponader & Associates	6,360	7/20/05

Paul, Hastings, Janofsky	14,581	7/14/05

Spencer Stuart	267	7/20/05

Sommer Barnard Ackerman	44,763	7/13/05

Lytle Soule & Curlee	8,949	7/16/05

	$1,462,165

Attachment A: Summary of Pre-Petition Payments made during June 2005

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$-

Specific Court Approval

Customer Programs Motion or Employee Obligations Motion	164

Insurance Motion	-

Not Asset of Estate or Tax Motion	310

Airport Fees Motion	-

Total Pre-Petition Payments	$474

Attachment B: Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

Zurich American Insurance Co.	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	March 31, 2006	Directors and Officers liability (primary layer)
Great American	March 31, 2006	Directors and Officers liability (excess layer)
Federal Insurance Company (Chubb)	March 31, 2006	Directors and Officers liability (second excess layer)
St. Paul	March 31, 2006	Directors and Officers liability (third excess layer)
XL Specialty Insurance Company	March 31, 2006	Directors and Officers liability (fourth excess layer)
Ing Seguros Commercial America	October 1, 2005	Mexican General Liability
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy
Hartford Fire Insurance Company	August 15, 2005	Domestic Automobile Liability and Physical Damage Coverage *Renewal process underway
Federal Insurance Company (Chubb)	May 23, 2006	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2006	Employment Practices Liability
Affiliated FM	August 15, 2005	Property Coverage *Renewal process underway
ING Commercial America, S.A.	October 1, 2005	Property Coverage (Mexico)
Chubb Custom	August 19, 2012	Pollution Legal Liability
American International Aviation Agency, Inc. - 15% / XL Aerospace - 10% / Le Reunion Aerienne - 11% / AXA (AGL) - 5% / Amlin (AGL) - 6% / Axis (AGL) - 7.5% / St. Paul (AGL) - 2.5% / Markel (AGL) - 1.5% / Swiss Re (AGL) - 4% / Frankona (AGL) - 15% / Global Aerospace, Inc. - 17.5% / Allianz - 5%
	October 1, 2005	Aviation Hull & Liability
Federal Aviation Administration	August 31, 2005	Aviation Hull War Risks & War Third Party Liability
Illinois National Insurance Company	October 1, 2005	Premises, Products & Hangarkeepers
Illinois National Insurance Company	October 1, 2005	Aircraft Hull and Liability
Ing Seguros Comercial America	October 1, 2005	Public Liability Aircraft Policy
AIG	December 14, 2005	Workers’ Comp
The Insurance Company of the State of Pennsylvania	December 14, 2005	Casualty Program (Defense Base Act	)
American Int’l Insurance Co.	December 15, 2005	Puerto Rico Auto

Attachment C: Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$28,656	$860
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	10,195	17,209
National City Bank	698307393	Outstation SBN	ATA Airlines	-	-
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	12,959	14,698
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	2,624	(4)
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	293,843	214,251
US Bank	873792676	Outstation MSP, CID	ATA Airlines	32,849	21,709
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	94,129	87,397
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	26,721	11,347
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	706,545	542,155
			Foreign Coin	6,326	5,828
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	17,393	18,588
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	1,000	-
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	459,033	308,132
Wachovia	14739239	Outstation SRQ	ATA Airlines	910	(15)
Fleet	52743764	Outstation BOS	ATA Airlines	19,628	13,126
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	20,818	20,484
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	-	-
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	614	614
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	249,901	201,982
Citibank	3813-7141	Outstation LGA	ATA Airlines	109,908	82,898
Dresdner	5402815	D mark checking	ATA Airlines	304,861	217,819
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	180,451	179,270
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	(485,024)	(511,360)
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	17,486	12,528
Wachovia	3764120	Outstation PHL	ATA Airlines	1,000	-
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	1,277	1,269
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	269,354	285,223

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$513	$(7,193)
Wachovia	13904573	Outstation MIA	ATA Airlines	923	(15)
M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	980	-
Key Bank	5001290152	Outstation DAY	ATA Airlines	968	(11)
First American	6583021096	Outstation DSM	ATA Airlines	985	(7)
Citizens National			ATA Airlines	3,858	3,858
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	165,210	165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	34,835	36,971
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	-	-
National City Bank	884034141	Outstation SPI	ATA Airlines	1,000	-
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	24,046	11,476
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	59,719	38,325
Lloyd TSB USD	11257374		ATA Airlines	26,484	26,484
Wachovia	11052757	Disability Claims	ATA Airlines	27,579	(11,054)
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	184,648	231,689
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	191,988	216,255
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	10,737	10,837
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	51,840	15,140
National City Bank	884153730	Outstation MLI	ATA Airlines	1,000	-
National City Bank	657391691	Outstation TOL	ATA Airlines	1,000	-
National City Bank	754213387	Outstation - LEX	ATA Airlines	537,718	537,718
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	(421,958)	(94,052)
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	4,846	4,846
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	1,890	1,457
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	69,203	69,706
National City Bank	658807273	Outstation PIT	ATA Airlines	1,000	-
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	64,206	86,018
Trancentrix	N/A	Foreign Payments		88,846	60,018
National City Bank	981094058	Outstation FWA	ATA Airlines	-	-
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	(3,381,379)	(2,278,644)
National City	202031	Deposits and Credit Card receipts	Amber Tours	-	-
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	593	703
National City Bank		ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	-	-

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$-	$-
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	21,288	11,679
National City	204149	Deposits and Credit Card Receipts	American Trans Air Execujet, Inc.	(5,679)	(5,679)
Regions	205133	Operating/Disbursement Account	Chicago Express	-	118,493
Bank One	4273893	Depository - Any money received	Chicago Express	-	1,110,000
Regions	205133	Investment Sweep	Chicago Express	-	(41,977)
National City Bank	758014652	Petty cash - South Bend	Chicago Express	-	424
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	67,922,970	65,091,629
Bank One		Money Market - Officer's Salaries	ATA Holdings	741,408	481,115
		Money Market Fund	Washington Assurance	200,841	196,673
Other				(2,580)	(1,449)

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	6,696,866	6,711,125
First Indiana Bank	10101423	PFC Trust	ATA Airlines	3,561,008	3,632,000
First Indiana Bank	10101436	U.S. Gov't Trust	ATA Airlines	2,334,506	2,723,369

			Bank Account Total:	$81,607,363	$80,899,142

			Petty Cash Total:	$45,687	$45,487

			Total Funds:	$81,653,050	$80,944,629

*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written.
These bank accounts are funded as checks clear.